===============================================================================
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 1999

                American Express Credit Account Master Trust
                         (Issuer in respect of the
           Class A Series 1996-1 6.80% Asset Backed Certificates,
           Class B Series 1996-1 6.95% Asset Backed Certificates,
           Class A Series 1997-1 6.40% Asset Backed Certificates,
           Class B Series 1997-1 6.55% Asset Backed Certificates,
       Class A Series 1998-1 Floating Rate Asset Backed Certificates,
       Class B Series 1998-1 Floating Rate Asset Backed Certificates,
           Class A Series 1999-1 5.60% Asset Backed Certificates,
           Class B Series 1999-1 5.85% Asset Backed Certificates,
           Class A Series 1999-2 5.95% Asset Backed Certificates,
           Class B Series 1999-2 6.10% Asset Backed Certificates,
       Class A Series 1999-3 Floating Rate Asset Backed Certificates,
       Class B Series 1999-3 Floating Rate Asset Backed Certificates,
       Class A Series 1999-4 Floating Rate Asset Backed Certificates,
       Class B Series 1999-4 Floating Rate Asset Backed Certificates,
       Class A Series 1999-5 Floating Rate Asset Backed Certificates,
       Class B Series 1999-5 Floating Rate Asset Backed Certificates,
       Class A Series 1999-6 Floating Rate Asset Backed Certificates, and Class B Series 1999-6 Floating Rate Asset Backed Certificates)
------------------------------------------------------------------------------

                      American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)

            Utah                    000-20787-01           11-2869526
----------------------------        ------------           ------------
(State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)

6985 Union Park Center, Midvale, Utah                        84047
-------------------------------------                       -------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (801) 565-5000
                                                        --------------

           American Express Receivables Financing Corporation II
                Co-Originator of the Trust and a Transferor
           ----------------------------------------------------
           (Exact name of registrant as specified in its charter)

           Delaware                 000-20787              13-3854638
-----------------------------      -----------            ------------
(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)              File Number)         Identification No.)

200 Vesey Street, New York, New York                         10285
------------------------------------                        -------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code       (212) 640-4473
                                                         --------------
==============================================================================

Item 5.  Other Events

A.   Monthly Servicer's Certificate.

     Information concerning the American Express Credit Account Master Trust (the "Trust") is contained in the Monthly Servicer's Certificate dated October 13, 1999 for the Distribution Date occurring on October 15, 1999, covering activity from August 25, 1999 through September 24, 1999 and provided to the Bank of New York as Trustee under the Pooling and Servicing Agreement, (the "Agreement") dated as of May 16, 1996. Such Monthly
Servicer's Certificate is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

     On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "1996-1 Class A Certificates" and the "1996-1 Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Agreement dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from May 16, 1996 and is payable on July 16, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Series 1996-1 Class A Certificates and the Series 1996-1 Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

     On August 7, 1997, the Trust issued $865,000,000 Class A Series 1997-1 6.40% Asset Backed Certificates and $60,000,000 Class B Series 1997-1 6.55% Asset Backed Certificates (the "1997-1 Class A Certificates" and the "1997-1 Class B Certificates", respectively, and collectively, the "Series 1997-1 Certificates"), offered pursuant to a Prospectus Supplement dated August 21, 1997 to Prospectus dated August 21, 1997 and issued under the Agreement dated as of May 16, 1996, and the Series 1997-1 Supplement dated as of August 7, 1997, to the Agreement (the " Series 1997-1 Supplement"). Interest on the Series 1997-1 Certificates accrues from August 28, 1997 and is payable on October 15, 1997 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1997-1 Class A Certificates and the Series 1997-1 Class B Certificates is scheduled to be distributed on the September 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1997-1 Supplement.

     On June 23, 1998, the Trust issued $825,000,000 Class A Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.09% per annum above the London interbank offered rate for one month United States dollar deposits ("LIBOR"), and $80,000,000 Class B Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.25% per annum above one month LIBOR (the "1998-1 Class A Certificates" and the "1998-1 Class B Certificates", respectively, and collectively, the "Series 1998-1 Certificates"), offered pursuant to a Prospectus Supplement dated June 17, 1998 to Prospectus dated June 17, 1998 and issued under the Agreement dated as of May 16, 1996, and the Series 1998-1 Supplement dated as of June 23, 1998, to the Agreement (the "Series 1998-1 Supplement"). Interest on the Series 1998-1 Certificates accrues from June 23, 1998 and is payable on July 14, 1998 and on the fifteenth day of each month thereafter which is the Distribution Date as described above. Principal with respect to the Series 1998-1 Class A Certificates and the Series 1998-1 Class B Certificates is scheduled to be distributed on the June 2003 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1998-1 Supplement.

     On April 21, 1999, the Trust issued $865,000,000 Class A Series 1999-1 5.60% Asset Backed Certificates and $60,000,000 Class B Series 1999-1 5.85% Asset Backed Certificates (the "1999-1 Class A Certificates" and the "1999-1 Class B Certificates", respectively, and collectively, the "Series 1999-1 Certificates"), offered pursuant to a Prospectus Supplement dated April 13, 1999 to Prospectus dated April 13, 1999 and issued under the Agreement dated as of May 16, 1996, and the Series 1999-1 Supplement dated as of April 21, 1999, to the Agreement (the "Series 1999-1 Supplement"). Interest on the Series 1999-1 Certificates accrues from April 21, 1999 and is payable on May 17, 1999, and on the fifteenth day of each month thereafter - which is a Distribution Date as described above. Principal with respect to the Series 1999-1 Class A Certificates and the Series 1999-1 Class B Certificates is scheduled to be distributed on the April 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-1 Supplement.

     On May 19, 1999, the Trust issued $432,000,000 Class A Series 1999-2 5.95% Asset Backed Certificates and $30,000,000 Class B Series 1999-2 6.10% Asset Backed Certificates (the "1999-2 Class A Certificates" and the "1999-2 Class B Certificates", respectively, and collectively, the "Series 1999-2 Certificates"), offered pursuant to a Prospectus Supplement dated May 14, 1999 to Prospectus dated May 14, 1999 and issued under the Agreement dated as of May 16, 1996, and the Series 1999-2 Supplement dated as of May 19, 1999, to the Agreement (the "Series 1999-2 Supplement"). Interest on the Series 1999-2 Certificates accrues from May 19, 1999 and is payable on June 15, 1999, and on the fifteenth day of each month thereafter
- which is the Distribution Date as described above. Principal with respect to the Series 1999-2 Class A Certificates and the Series 1999-2 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-2 Supplement.

     On May 19, 1999, the Trust issued $825,000,000 Class A Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $80,000,000 Class B Series 1999-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.34% per annum above one month LIBOR (the "1999-3 Class A Certificates" and the "1999-3 Class B Certificates", respectively, and collectively, the "Series 1999-3 Certificates"), offered pursuant to a Prospectus Supplement dated May 14, 1999 to Prospectus dated May 14, 1999 and issued under the Agreement dated as of May 16, 1996, and the Series 1999-3 Supplement dated as of May 19, 1999, to the Agreement (the "Series 1999-3 Supplement"). Interest on the Series 1999-3 Certificates accrues from May 19, 1999 and is payable on June 15, 1999 and on the fifteenth day of each month thereafter
- which is the Distribution Date as described above. Principal with respect to the Series 1999-3 Class A Certificates and the Series 1999-3 Class B Certificates is scheduled to be distributed on the May 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-3 Supplement.

     On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.17% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "1999-4 Class A Certificates" and the "1999-4 Class B Certificates", respectively, and collectively, the "Series 1999-4 Certificates"), offered pursuant to a Prospectus Supplement dated August 9, 1999 to Prospectus dated August 9, 1999 and issued under the Agreement dated as of May 16, 1996, and the Series 1999-4 Supplement dated as of August 17, 1999, to the Agreement (the "Series 1999-4 Supplement"). Interest on the Series 1999-4 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-4 Class A Certificates and the Series 1999-4 Class B Certificates is scheduled to be distributed on the July 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-4 Supplement.

     On August 17, 1999, the Trust issued $412,500,000 Class A Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.24% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.48% per annum above one month LIBOR (the "1999-5 Class A Certificates" and the "1999-5 Class B Certificates", respectively, and collectively, the "Series 1999-5 Certificates"), offered pursuant to a Prospectus Supplement dated August 9, 1999 to Prospectus dated August 9, 1999 and issued under the Agreement dated as of May 16, 1996, and the Series 1999-5 Supplement dated as of August 17, 1999, to the Agreement (the "Series 1999-5 Supplement"). Interest on the Series 1999-5 Certificates accrues from August 17, 1999 and is payable on September 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-5 Class A Certificates and the Series 1999-5 Class B Certificates is scheduled to be distributed on the July 2004 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-5 Supplement.

     On September 16, 1999, the Trust issued $412,500,000 Class A Series 1999-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.20% per annum above one month LIBOR, and $40,000,000 Class B Series 1999-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.43% per annum above one month LIBOR (the "1999-6 Class A Certificates" and the "1999-6 Class B Certificates", respectively, and collectively, the "Series 1999-6 Certificates"), offered pursuant to a Prospectus Supplement dated September 10, 1999 to Prospectus dated September 10, 1999 and issued under the Agreement dated as of May 16, 1996, and the Series 1999-6
Supplement dated as of September 16, 1999, to the Agreement (the "Series 1999-6 Supplement"). Interest on the Series 1999-6 Certificates accrues from September 16, 1999 and is payable on October 15, 1999 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 1999-6 Class A Certificates and the Series 1999-6 Class B Certificates is scheduled to be distributed on the August 2002 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1999-6 Supplement.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         20.1     Series 1996-1,  Series 1997-1,  Series 1998-1,  Series
                  1999-1, Series 1999-2,  Series 1999-3,  Series 1999-4,
                  Series 1999-5 and Series 1999-6 Monthly Servicer's Certificate dated October 13, 1999 for the October 15, 1999 Distribution Date.

                                 SIGNATURES
                                 ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.




Dated: October 15, 1999



                              AMERICAN EXPRESS CREDIT ACCOUNT
                              MASTER TRUST


                              AMERICAN EXPRESS CENTURION BANK,
                              Transferor

                              By:    /s/ Rhonda Halpern
                                     --------------------------------------
                              Name:  Rhonda Halpern
                              Title: Chief Financial Officer and Treasurer



                              AMERICAN EXPRESS RECEIVABLES
                              FINANCING CORPORATION II,
                              Transferor

                              By:    /s/ Leslie R. Scharfstein
                                     --------------------------------------
                              Name:  Leslie R. Scharfstein
                              Title: President

                               EXHIBIT INDEX
                               -------------


Designation         Description                                         Page
-----------         -----------                                         ----

Exhibit 20.1        Series 1996-1, Series 1997-1, Series 1998-1,           7
                    Series 1999-1  Series 1999-2, Series 1999-3,
                    Series 1999-4, Series 1999-5 and Series 1999-6
                    Monthly Servicer's Certificate dated October 13,
                    1999 for the October 15, 1999 Distribution Date.